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                                                                    Exhibit 10.2
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                              INVESTMENT AGREEMENT


                           dated as of _________, 2002


                                  by and among


                                 PXRE GROUP LTD.


                                       and


                     THE INVESTORS NAMED ON EXHIBIT A HERETO





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                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I    DEFINITIONS.........................................................................................1
1.1      Definitions.............................................................................................1
ARTICLE II   RESTRICTIONS ON TRANSFER............................................................................6
2.1      Restrictions on Transfer................................................................................6
2.2      Involuntary Transfer....................................................................................7
ARTICLE III  STANDSTILL AGREEMENT................................................................................7
3.1      Standstill Restrictions.................................................................................7
ARTICLE IV   REGISTRATION RIGHTS.................................................................................9
4.1      Requests for Registration...............................................................................9
4.2      Long-Form Registrations................................................................................10
4.3      Short-Form Registrations...............................................................................10
4.4      Priority on Demand Registrations.......................................................................11
4.5      Other Registration Rights..............................................................................11
4.6      Blackout Events........................................................................................11
4.7      Right to Piggyback.....................................................................................12
4.8      Piggyback Expenses.....................................................................................12
4.9      Holdback...............................................................................................12
4.10     Selection of Underwriters..............................................................................12
4.11     Registration Procedures................................................................................13
4.12     Fees Generally.........................................................................................15
4.13     Number of Registration Requests........................................................................15
ARTICLE V    INDEMNIFICATION....................................................................................15
5.1      Indemnification by the Company.........................................................................15
5.2      Indemnification by a Holder............................................................................16
5.3      Contribution by Indemnifying Party.....................................................................17
5.4      Indemnification Procedure..............................................................................17
5.5      Underwriting Agreement.................................................................................18
5.6      Financial Assistance...................................................................................18
ARTICLE VI   MISCELLANEOUS......................................................................................18
6.1      Specific Performance...................................................................................18
6.2      Amendments.............................................................................................19
6.3      Successors and Assigns.................................................................................19
6.4      Notices................................................................................................19
6.5      Rule 144...............................................................................................21
6.6      Headings; Certain Conventions..........................................................................21
6.7      Invalid Provisions.....................................................................................21
6.8      Governing Law..........................................................................................21
6.9      Waiver of Jury Trial...................................................................................22
6.10     Jurisdiction...........................................................................................22
6.11     Counterparts...........................................................................................22
6.12     Entire Agreement.......................................................................................22
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         This INVESTMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Investment
Agreement"), dated as of _________, 2002, is made by and among PXRE Group Ltd., a Bermuda company (the "Company"), and each of the Investors named in the signature page hereto (each an "Investor" and collectively, the "Investors").


                                    RECITALS

         WHEREAS, the Company and the Investors have entered into that certain
Purchase Agreement, dated as of December 10, 2001 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Purchase Agreement"), pursuant to which, among other things, the Investors are acquiring newly issued shares of Series A Convertible Voting
Preferred Shares, par value $1.00 per share, Series B Convertible Voting
Preferred Shares, par value $1.00 per share and Series C Convertible Voting
Preferred Shares, par value $1.00 per share, of the Company (collectively, the "Preferred Shares"); and

         WHEREAS, the Purchase Agreement, among other things, provides that the execution and delivery of this Investment Agreement is a condition to the consummation of the other transactions contemplated by the Purchase Agreement.

         NOW THEREFORE, in connection with the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.1 Definitions. The following defined terms, when used in this Investment Agreement, shall have the respective meanings set forth below
     (such definitions to be equally applicable to both singular and plural forms of the terms defined):

         "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; provided, however, that with respect to Capital Z, CZI shall not be considered an Affiliate. For the purposes of this definition, "control"
(including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

         "Allowed Hedging Transactions" has the meaning ascribed to it in
Section 3.1(d).

         "Blackout Event" has the meaning ascribed to it in Section 4.6.







         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         "Capital Z" means Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., collectively.

         "Capital Z Holders" means for so long as such Person owns Registrable Securities, Capital Z, any Affiliate thereof and any Person acquiring or otherwise receiving, directly or indirectly, Registrable Securities from Capital Z or any Affiliate thereof in accordance with Article II hereof.

         "Class A Common Shares" means the Class A Convertible Voting Common Shares of the Company, par value $1.00 per share.

         "Class B Common Shares" means the Class B Convertible Voting Common Shares of the Company, par value $1.00 per share.

         "Class C Common Shares" means the Class C Convertible Voting Common Shares of the Company, par value $1.00 per share.

         "Closing" has the meaning ascribed to it in the Purchase Agreement.

         "Closing Date" has the meaning ascribed to it in the Purchase
Agreement.

         "Code" means the Internal Revenue Code of 1986 of the United States of America, as amended.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Shares" means common shares of the Company, par value $1.00 per share, excluding however the Convertible Common Shares.

         "Company" has the meaning ascribed to it in the introductory paragraph of this Investment Agreement.

         "Company Securities" means the Preferred Shares, the Convertible Common Shares and the Common Shares issuable upon conversion of the Convertible Common Shares.

         "Convertible Common Shares" means the Class A Common Shares, the Class B Common Shares and the Class C Common Shares.

         "CZI" means Capital Z Investments, L.P. and Capital Z Investments II, L.P.

         "Demand Registration" means any Long-Form Registration or Short-Form Registration requested in accordance with Section 4.1(a).



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

         "Exchange Act" means the Securities Exchange Act of 1934 of the United States of America, as amended, and the rules and regulations of the Commission issued thereunder.

         "Fair Market Value" with respect to Common Shares, on any date, shall be deemed to be the average of the reported closing prices for each of the five
(5) consecutive trading days ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal national securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. With respect to the Convertible Common Shares, the Fair Market Value shall equal the Fair Market Value of the Common Shares into which such Convertible Common Shares are Convertible. In the case of the Preferred Shares, and with respect to the Common Shares if they are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Fair Market Value shall be determined by (x) the written agreement of the Company and the respective holder of Company Securities being valued and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, (A) by an appraiser of recognized standing selected by the respective holder of Company Securities and the Company or (B) if the respective holder of Company Securities and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y).

         "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, country, city or other political subdivision.

         "Hedging Contracts" means with respect to the Common Shares (or any shares convertible into Common Shares), any interest rate contracts, foreign exchange contracts, currency swaps or option agreements, forward contracts, commodity swaps, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

         "Holder" means any Person owning Registrable Securities who is a party to this Investment Agreement or any transferee obtaining Registrable Securities in accordance with Article II hereof for so long as such Person shall hold Registrable Securities.

         "Investment Agreement" has the meaning set forth in the forepart hereof.



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

         "Investors" has the meaning ascribed to it in the introductory paragraph of this Investment Agreement.

         "Involuntary Transfer" means any involuntary Transfer or Transfer by operation of law of Company Securities by or in which the owner of such Company Securities shall be deprived or divested of any right, title or interest in or to Company Securities, including, without limitation, by seizure under levy of attachment or execution or by foreclosure upon a pledge, pursuant to any statute pertaining to escheat or abandoned property, upon or occasioned by the legal incompetence of a legal representative of any owner of Company Securities. Notwithstanding the foregoing, Involuntary Transfer shall not include the Transfer of Company Securities in a Permitted Transfer, provided that the transferee is a party hereto or executes a Joinder Agreement and becomes a party to this agreement.

         "Joinder Agreement" means a Joinder Agreement in form and substance reasonably satisfactory to the Company.

         "Law" or "Laws" means, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

         "Long-Form Registration" has the meaning ascribed to it in Section 4.1(a).

         "Permitted Transfer" means any Transfer (i) in accordance with Bermuda Law and the Bye-laws of the Company and (ii) pursuant to a registered public offering, in accordance with Rule 144 or pursuant to another available exemption under the Securities Act, which meets the following conditions:

                           (a) such Transfer (i) does not result in any Person
                  "controlling" (as such term is defined in ss.38a-129(3) of the Connecticut Insurance Law) the Company, (ii) is approved by the Connecticut Department of Insurance prior to effecting such Transfer or entering into any agreement to effect any such Transfer or (iii) the Connecticut Department of Insurance has consented to a Disclaimer of Affiliation (as defined by applicable Connecticut insurance regulations) relating to such Transfer; and

                           (b) such Transfer does not result in the Company or
                  any Subsidiary of the Company being deemed a controlled foreign corporation, for any purposes other than the inclusion of Related Person Insurance Income, under the Code, and does not result in the transferring Person or any other Person being considered a United States Shareholder within the meaning of Section 951(b) of the Code, without regard to
                  Section 953(c) of the Code and without application of Bye-law 20(4) of the Company's Bye-Laws; provided, however, that this subsection (b)




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

                  shall not be a condition to a Permitted Transfer if the Board of Directors agrees, prior to any Transfer, to waive such condition.

         "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

         "Piggyback Holders" has the meaning ascribed to it in Section 4.7.

         "Preferred Shares" has the meaning ascribed to it in the recitals hereto.

         "Purchase Agreement" has the meaning ascribed to it in the recitals hereto.

         "Rainwater" means Richard E. Rainwater, an individual.

         "Rainwater Holder" means for so long as such Person owns Registrable Securities, Rainwater, any Affiliate thereof and any Person acquiring or otherwise receiving, directly or indirectly, Registrable Securities from Rainwater or any Affiliate thereof in accordance with Article II hereof.

         "Registrable Securities" means, at any time, the Common Shares issued or issuable upon the conversion of the Convertible Common Shares; provided, however, that "Registrable Securities" shall not include any Common Shares or other securities obtained or transferred pursuant to an effective registration statement under the Securities Act.

         "Registration Expenses" has the meaning ascribed to it in Section 4.12(a).

         "Registration Statement" has the meaning ascribed to it in Section 4.11(a).

         "Requesting Holders" means, with respect to any Demand Registration, the Capital Z Holders, if Capital Z Holders have requested such Demand Registration, the Reservoir Holders, if Reservoir Holders have requested such Demand Registration, and the Rainwater Holders, if Rainwater Holders have requested such Demand Registration.

         "Required Capital Z Holders" means, as of the date of any determination thereof, Capital Z Holders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities then held by all Capital Z Holders.

         "Required Rainwater Holders" means, as of the date of any determination thereof, Rainwater Holders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities then held by all Rainwater Holders.

         "Required Reservoir Holders" means, as of the date of any determination thereof, Reservoir Holders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities then held by all Reservoir Holders.


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

         "Reservoir" means, collectively, Reservoir Capital Partners, L.P. and Reservoir Capital Master Fund, L.P.

         "Reservoir Holder" means for so long as such Person owns Registrable Securities, Reservoir, any Affiliate thereof and any Person acquiring or otherwise receiving, directly or indirectly, Registrable Securities from Reservoir or any Affiliate thereof in accordance with Article II hereof.

         "Securities Act" means the Securities Act of 1933, as amended, of the United States of America and the rules and regulations of the Commission issued thereunder.

         "Selling Expenses" has the meaning ascribed to it in Section 4.12(a).

         "Short-Form Registration" has the meaning ascribed to it in Section 4.1(a).

         "Subsidiary" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns at least 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.

         "Transfer" means, directly or indirectly, any sale, transfer, assignment, hypothecation, pledge or other disposition of any Company Securities or any interests therein.

         "Violation" has the meaning ascribed to it in Section 5.1.

                                   ARTICLE II
                            RESTRICTIONS ON TRANSFER

2.1 Restrictions on Transfer. Each of Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities covenants and agrees with the Company that it will not Transfer any Preferred Shares (or Convertible Common Shares or any Common Shares into which the Convertible Common Shares have been converted) held by such Person unless (i) such Transfer is a Permitted Transfer and (ii) the transferee in any such Permitted Transfer executes a Joinder Agreement and thereby becomes a party to this Investment Agreement; provided, however, that any Person receiving Company Securities registered in a public offering or in a sale under Rule 144 of the Securities Act shall not be obligated to execute a Joinder Agreement.

2.2                 Involuntary Transfer.

(a) Upon the occurrence of any event that would cause any Company Securities to be Transferred by Involuntary Transfer, the holder of such Company Securities subject to such Involuntary Transfer (or the legal representative or successor thereof) shall give the Company written notice thereof stating the terms of such Involuntary Transfer, the identity of the transferee or proposed transferee, the




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

     price or other consideration, if readily determinable, for which the Company Securities are proposed to be or have been Transferred and the number of Company Securities which are the subject of such Transfer. Upon the receipt of such notice, the Company shall have the right and option to purchase all (but not less than all) of such Company Securities, which right shall be exercised by written notice given by the Company to the transferor (or transferee following occurrence of the Involuntary Transfer) within a period of forty-five (45) days from the date by which the Company receives such notice.

(b) If the Company otherwise obtains actual knowledge of an Involuntary Transfer as to which written notice pursuant to Section 2.2(a) has not been given, the Company shall have the right and option to purchase all (but not less than all) of such Company Securities, which right shall be exercised by written notice given by the Company to the transferor (or transferee following the occurrence of the Involuntary Transfer) within forty-five (45) days following the later of (i) the Company's obtaining actual knowledge of such proposed or completed Transfer and (ii) the date of such Involuntary Transfer.

(c) Any purchase pursuant to this Section 2.2 shall be at the price and on the terms applicable to such Involuntary Transfer. If the nature of the event giving rise to such Involuntary Transfer is such that no readily determinable consideration is to be paid for or assigned to the Transfer of the Company Securities, the price to be paid by the Company for each of the Company Securities shall be the Fair Market Value thereof as of the date of Transfer. The closing of the purchase and sale of such Company Securities pursuant to this Section 2.2 shall be held at the place and on the date established by the Company, which in no event shall be less than ten (10) nor more than thirty (30) days from the date on which the Company gives notice of its election to purchase such Company Securities, and shall be in accordance with the procedures set forth in this Section 2.2.

                                  ARTICLE III
                              STANDSTILL AGREEMENT

3.1                 Standstill Restrictions.

(a) During a period of five years following the Closing Date, Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities covenant and agree that, without the prior affirmative vote of a majority of the members of the Board of Directors in a specific resolution to that effect adopted prior to the taking of such action, they shall not, and they shall not permit any of their respective Affiliates to, directly or indirectly acquire, agree to acquire, propose to acquire (or publicly announce or otherwise disclose an intention to propose to acquire) or offer to acquire or become the beneficial owner of, or obtain any rights in respect of, by purchase or otherwise, any (x) material asset of the Company or any Subsidiary or (y) additional Common Shares or other capital shares of the Company




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

     (provided that holders of Company Securities shall be permitted to convert their Preferred Shares and Convertible Common Shares in accordance with the terms thereof) and it being understood and agreed that neither Capital Z nor Reservoir shall be deemed to beneficially own any capital shares or assets of the Company held by their limited partners or held by investment partnerships or funds in which Reservoir, Capital Z or Rainwater or their respective Affiliates have invested, in each case provided that such limited partner, investment partnership or investment fund is not an Affiliate of Capital Z or Reservoir, as applicable.

(b) So long as Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities own any Preferred Shares or Convertible Common Shares, Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities covenant and agree that without the prior affirmative vote of a majority of the members of the Board of Directors in a specific resolution to that effect adopted prior to the taking of such action, they shall not, and they shall not permit any of their respective Affiliates to, directly or indirectly:

                    (i) sell short any Common Shares or other capital shares of the Company except as provided below in Section 3.1(d);

                    (ii) engage in any Hedging Transactions except as provided below in Section 3.1(d);

                    (iii) propose (or publicly announce or otherwise disclose an intention to propose), solicit, offer, seek to effect, negotiate with or provide any confidential information relating to the Company or its business to any other Person with respect to, any tender or exchange offer, merger, amalgamation, consolidation, share exchange, business combination, restructuring, recapitalization or similar transaction involving the Company;

                    (iv) make, or in any way participate in, or assist any Person in, any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent with respect to the voting of any Company Securities or become a "participant" (as such term is defined in Item 4, Instruction 3 of Schedule 14A to the Exchange Act) in any solicitation subject to Rule 14a-12(c) under the Exchange Act with respect to the Company;

                    (v) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other Person to initiate any shareholder proposal;

                    (vi) except to the extent contemplated by this Investment Agreement, form, join or in any other way participate in any partnership, pooling agreement, syndicate, voting trust or other "group" with respect to the Company Securities or otherwise act in concert with any third Person for the purpose of (x)




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

          acquiring any Company Securities or (y) holding or disposing of Company Securities for any purpose otherwise prohibited by this
          Section 3.1;

                    (vii) except as specifically provided for in the Bye-Laws of the Company, deposit any Company Securities into a voting trust or subject any Company Securities to any arrangement or agreement with respect to the voting thereof;

                    (viii) call or seek to have called any meeting of the shareholders of the Company for any purpose otherwise prohibited by this Section 3.1;

                    (ix) take any other action to seek control of the Company;
          or

                    (x) agree to do any of the foregoing, or advise, assist, encourage or persuade any Person to take any action with respect to any of the foregoing.

(c) Each holder of Company Securities agrees that it will notify the Company promptly if any written inquiries or written proposals are received by, any written information is exchanged with respect to, or any substantive negotiations or discussions are initiated or continued with, any Purchaser or any of their respective Affiliates regarding any matter described in this Section 3.1.

(d) Notwithstanding the restrictions set forth above in Section 3.1(a) or (b), with respect to any or all Company Securities, from and after the first anniversary of the Closing, the holders of Company Securities may (i) effect prepaid forward contracts, zero premium collars, call sales, and capped call spread forwards and (ii) engage in similar newly created hedging transactions (collectively, "Allowed Hedging Contracts").

                                   ARTICLE IV
                               REGISTRATION RIGHTS

4.1 Requests for Registration. (a) On or after the first anniversary of the Closing, the Capital Z Holders (collectively), the Reservoir Holders (collectively) and the Rainwater Holders (collectively) may each request in writing that the Company register under the Securities Act all or part of the Registrable Securities owned by them (x) on Form S-1 or any similar long-form registration statement (any such registration, a "Long-Form Registration") or (y) on Form S-3 or any similar short-form registration statement (any such registration, a "Short-Form Registration"), if the Company qualifies to use such short form, and any such written notice shall specify the number of Registrable Securities to be registered. Thereafter, the Company shall use its best efforts to effect the registration under the Securities Act and to include in such registration (x) all Registrable Securities which such Requesting Holders have so requested to be included therein and (y) all other Registrable Securities to be included pursuant to this Article IV.



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

         (b) Any Requesting Holders that request a Demand Registration pursuant to Section 4.1(a) may, at any time prior to the effective date of the registration statement relating to such Demand Registration, revoke such request by providing written notice to the Company; provided, however, that notwithstanding such revocation, such Demand Registration shall be deemed a request for purposes of Section 4.2 unless such Requesting Holders agree to pay for all of the Registration Expenses incurred by the Company with respect to such revoked Demand Registration.

         (c) With respect to any Demand Registration where the number of securities covered by the applicable registration statement is less than 50% of the Registrable Securities requested by the Requesting Holders to be included in such Demand Registration, the Requesting Holders may decide (x) to proceed with such Demand Registration, provided, however, that such Demand Registration shall not be deemed a request for purposes of Section 4.2 or (y) to abandon such Demand Registration, in which case the Company shall reimburse the Requesting Holders for all reasonable expenses (not limited to Selling Expenses) incurred in connection with such abandoned Demand Registration and such Demand Registration shall not be deemed a request for purposes of Section 4.2.

4.2 Long-Form Registrations. The Company shall be obligated to effect up to two Long-Form Registrations for each of (a) the Capital Z Holders (as a group) and (b) the Reservoir Holders and the Rainwater Holders (as a group); provided, however, that the Company shall have no obligation to file such Long-Form Registration unless the request for such registration has been made by (x) in the case of the Capital Z Holders, the holders of a majority of Company Securities held by the Capital Z Holders on the date of such request and (y) in the case of the Reservoir Holders and Rainwater Holders, the holders of a majority of Company Securities held by the Reservoir Holders and Rainwater Holders on the date of such request; and provided, further, that the Company shall have no obligation to file such Long-Form Registration unless the reasonable anticipated aggregate offering price for the Registrable Securities covered by such Long-Form Registration would exceed $22,500,000. The Company shall pay all Registration Expenses and the Requesting Holders shall pay all Selling Expenses in connection with such Long-Form Registration. All Long-Form Registrations (unless otherwise requested by the relevant Requesting Holders) shall be underwritten registrations.

4.3 Short-Form Registrations. In addition to the Long-Form Registrations contemplated by Section 4.2, Capital Z Holders, Reservoir Holders and Rainwater Holders shall be entitled to request an unlimited number of Short-Form Registrations, with respect to which the Company shall pay all Registration Expenses and the Requesting Holders shall pay all Selling Expenses; provided, however, that the Company shall have no obligation to file such Short-Form Registration unless the reasonable anticipated aggregate offering price would exceed $2,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is qualified to use Form S-3 or any similar short form registration statement. The Company shall




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

     not be required to effect more than two Short-Form Registrations in any consecutive 12 month period.

4.4 Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of Registrable Securities which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include any securities to be sold in such Demand Registration in the following order:
     (i) first, the Registrable Securities requested to be included in such registration by the Requesting Holders and by the Piggyback Holders (pursuant to Section 4.7(a)), pro rata, based upon their total ownership, on a fully diluted basis; (ii) second, the securities which the Company proposes to sell; and (iii) third, any securities other than Registrable Securities to be sold by Persons other than the Company included pursuant to Section 4.5.

4.5 Other Registration Rights. Except as provided in this Investment Agreement, without the written consent of a majority (by number of shares) of the holders of the Preferred Shares, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, other than registration rights which are junior in all instances to the rights granted to the Holders in this Article IV.

4.6 Blackout Events. If, in the reasonable good faith judgment of the Company, any pending bankruptcy or insolvency, pending material merger, amalgamation, acquisition, corporate reorganization, other material transaction or other event or circumstance involving the Company or any of its Affiliates makes it imprudent for the Company to file a registration statement or to be in registration (any such event, circumstance or transaction, a "Blackout Event"), the Company shall not be obligated to effect (whether by filing a registration statement, seeking effectiveness of a registration statement or otherwise) any registration requested by the Capital Z Holders, the Reservoir Holders or the Rainwater Holders; provided, however, that the Company may only refuse to effect such registration twice in any twelve month period. If the Company determines that a Blackout Event exists, any registration requested by Capital Z Holders, Reservoir Holders or Rainwater Holders shall be postponed until the Blackout Event no longer exists; provided, further, that no such postponement shall exceed 90 days. In the event a Blackout Event exists and the Company has elected to postpone any registration, in the case of a Demand Registration, the Requesting Holders may choose to withdraw their request for registration and such withdrawn request shall not be deemed a request for purposes of Section 4.2 and the Company shall reimburse the Requesting Holders and any Piggyback Holders for all reasonable expenses (not limited to Selling Expenses) incurred with such abandoned registration.

4.7 Right to Piggyback. (a) Whenever the Company proposes to register any of its equity securities under the Securities Act on behalf of the Company or otherwise (including pursuant to Section 4.1(a)) (other than on Forms S-4 or S-8 or any successor forms), the Company shall give written notice to all Holders (or holders of Preferred Shares if all such Shares have not yet been converted) (the "Piggyback Holders"). If any Piggyback Holders so request in writing within thirty (30) days after delivery of such notice by the Company, the Company shall include in any such registration statement the Registrable Securities held by such Piggyback Holder and requested to be included in such registration. Any such written request by the Piggyback Holders shall contain an undertaking on the part of each Piggyback Holder to provide all such information and materials concerning such Piggyback Holder and the distribution proposed by such Piggyback Holder as the Company may reasonably request in order to comply with all applicable requirements in connection with such registration.

         (b) If such registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included exceeds the number of securities which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include any securities to be sold in such registration in the following order: (i) first, in the case where such registration is not a Demand Registration, the securities requested to be included in such registration by the Company (if such registration is a registration initiated by the Company) or any other Person (if such registration is not a registration initiated by the Company) who, subject to Section 4.5, can request such registration; (ii) second, the securities requested to be included by the Piggyback Holders; and (iii) third, any securities to be sold by any other Person or the Company (if such shares are not included pursuant to clause
(i) above). Notwithstanding the foregoing, with respect to any Demand Registration, the priorities set forth in Section 4.4 shall control such Demand Registration.

4.8 Piggyback Expenses. In all Piggyback Registrations, (a) the Registration Expenses of the Holders of the Registrable Securities shall be paid by the Company and (b) the Selling Expenses applicable to the Registrable Securities shall be borne by the Piggyback Holders thereof in proportion to the number of Registrable Securities sold by such Piggyback Holder pursuant to such registration.

4.9 Holdback. Each Holder of Registrable Securities agrees, so long as every director and officer also agrees, not to effect any public sale or distribution of Registrable Securities, or any securities convertible, exchangeable or exercisable for or into Registrable Securities, during the seven days prior to, and the 90-day period beginning on, the effective date of any underwritten offering (unless the managing underwriters of such underwritten offering otherwise agree).

4.10 Selection of Underwriters. In connection with any registration pursuant to Section 4.1(a), the Holders requesting such registration may effect the offer and sale of Registrable Securities pursuant to an underwritten offering with underwriters selected by such Holders and reasonably acceptable to the Company.

4.11 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

(a) prepare and file with the Commission a registration statement (the "Registration Statement") with respect to such Registrable Securities and use commercially reasonable efforts to cause that Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) the period of time required by the Commission,
     (ii) 180 days from the effective date and (iii) the sale of all Registrable Securities covered thereby; provided that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 4.6, its securities that are Registrable Securities) at any time prior to the effective date of such Registration Statement;

(c) furnish to each selling Holder such reasonable number of copies of the prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Holder;

(d) use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts that may be reasonably necessary to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the selling Holder; provided, however, that the Company shall not be required in connection with this Section 4.11(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(e) in connection with any underwritten offering, obtain a comfort letter from the Company's independent public accountants who have certified the Company's financial statements included in such Registration Statement in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in public issuances of securities;

(f) notify each Holder of Registrable Securities covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event of which the Company has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder of Registrable Securities agrees upon receipt of such notice forthwith to cease making offers and sales of Registrable Securities pursuant to such Registration Statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) if the offering is underwritten and at the request of any Holders of Registrable Securities, use commercially reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, covering such matters as are customarily covered in opinions of issuer's counsel delivered to the underwriters in connection with underwritten public offerings and (ii) a letter dated such date from the independent certified public accountants retained by the Company, addressed to the underwriters and to such Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(h) make available for inspection upon reasonable notice during the Company's regular business hours by each Holder of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that there shall be no obligation to provide any such information unless and until any recipient of such information has executed a confidentiality agreement in form and substance reasonably satisfactory to the Company; and

(i) provide a CUSIP number for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement and, if applicable, provide the Company's transfer agent with printed certificates for such Registrable Securities which are in a form eligible for deposit with the Depositary Trust Company.

         In connection with each registration hereunder, each Holder of Registrable Shares shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Registrable Shares on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

4.12 Fees Generally. (a) All expenses incident to the Company's performance of or compliance with this Article IV, including without limitation internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing securities on one or more securities exchanges, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting fees, discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne by the Company, except that each Holder shall pay any underwriting fees, discounts or commissions attributable to the sale of its Registrable Securities (all such expenses being herein called "Selling Expenses").

         (b) In connection with each Demand Registration and Piggyback Registration, the Company shall reimburse the Requesting Holders and Piggyback Holders, respectively, for the reasonable fees and disbursements of one counsel selected by the Requesting Holders.

4.13 Number of Registration Requests. For the avoidance of doubt, the rights granted pursuant to Sections 4.1 and 4.2 inure to the benefit of the Capital Z Holders collectively on the one hand, and the Reservoir Holders and the Rainwater Holders collectively, on the other hand.

                                   ARTICLE V
                                 INDEMNIFICATION

5.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and the Affiliates of such Holder, and their respective directors, officers, general and limited partners, agents and representatives, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such statement is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such omission is not corrected in the final prospectus) or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law (each a "Violation"); and the Company will pay to each such Holder, Affiliate or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or controlling person. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

5.2 Indemnification by a Holder. To the extent permitted by law, each selling Holder (including without limitation Piggyback Holders) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished (and not subsequently corrected prior to the Company's request that the registration statement be declared effective) by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.2 in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
     Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this Section
     5.2 exceed the net proceeds from the offering received by such Holder.

5.3 Contribution by Indemnifying Party. (a) If the indemnification provided for in this Article V from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.4 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.4 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.4. The indemnified party shall have the right, but not the obligation, to participate in the defense of any action referred to above through counsel of its own choosing and shall have the right, but not the obligation, to assert any and all separate defenses, cross claims or counterclaims which it may have, and the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in advance by the indemnifying party, (ii) there is a conflict of interest that prevents counsel for the indemnifying party from adequately representing the interests of the indemnified party or there are defenses available to the indemnified party that are different from, or additional to, the defenses that are available to the indemnifying party, (iii) the indemnifying party does not employ counsel that is reasonably satisfactory to the indemnified party within a reasonable period of time or (iv) the indemnifying party fails to assume the defense or does not reasonably contest such action in good faith, in which case, if the indemnified party notifies the indemnifying party that it elects to employ separate counsel, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party and the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for all indemnified parties.

5.5 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with any underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

5.6 Financial Assistance. The Company shall have no obligation under the provisions of Article IV and V unless and until the requirements of any of the exclusions or exemptions applicable to the provisions of
     Section 39 of the Companies Act of 1981 in Bermuda, as amended, are satisfied so as to provide compliance with that section. Each Holder shall waive or may approve, where formal meetings or written resolutions of shareholders or other action may be appropriate to waive or approve, the financial assistance as described in Section 39 and related provisions. The provisions of Article V and VI hereof shall be subject to this Article 5.6.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1 Specific Performance. In the event of a breach by any party to this Investment Agreement of its obligations under this Investment Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Investment Agreement. The parties agree that the provisions of this Investment Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

6.2 Amendments. This Agreement may be amended, supplemented or modified only by a written agreement signed by the Company, the Required Capital Z Holders, the Required Reservoir Holders and the Required Rainwater Holders.

6.3 Successors and Assigns. This Investment Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns of the parties hereto; provided, however, that the benefits of this Investment Agreement shall inure to and be enforceable by any transferee of Registrable Securities only if such transferee shall have executed a Joinder Agreement.

6.4 Notices. (a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested or mailed by nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                           If to any Capital Z Holder, to:

                           Capital Z Financial Services Fund II, L.P.
                           54 Thompson Street
                           New York, NY 10012
                           Facsimile No.: (212) 965-2301
                           Attn: General Counsel
                           with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York 10153
                           Facsimile No.: (212) 310-8007
                           Attn: Joseph T. Verdesca, Jr., Esq.

                           If to any Reservoir Holder, to:

                           Reservoir Capital Partners, L.P.
                           c/o Reservoir Capital Group, L.L.C.
                           650 Madison Avenue, 26th Floor
                           New York, New York 10022
                           Facsimile No.: (212) 610-9020
                           Attn: Craig Huff

                           with a copy to:

                           Reservoir Capital Partners, L.P.
                           c/o Reservoir Capital Group, L.L.C.
                           650 Madison Avenue, 26th Floor
                           New York, New York 10022
                           Facsimile No.: (212) 610-9020
                           Attn: General Counsel

                           with a second copy to:

                           Reservoir Capital Partners, L.P.
                           c/o Reservoir Capital Group, L.L.C.
                           650 Madison Avenue, 26th Floor
                           New York, New York 10022
                           Facsimile No.: (212) 610-9020
                           Attn: Aaron Goldberg

                           If to any Rainwater Holder:

                           Richard E. Rainwater
                           777 Main Street
                           Suite 2250
                           Fort Worth, TX 76102
                           Facsimile No.: (817) 820-6650
                           with a copy to:

                           Thompson & Knight L.L.P.
                           1700 Pacific Avenue, Suite 3300
                           Dallas, Texas 75201
                           Facsimile No.: (214) 969-1751
                           Attn: Jeffrey A. Zlotky

                           If to the Company, to:

                           PXRE Group Ltd.
                           Suite 231
                           12 Church Street
                           Hamilton  HM11
                           Bermuda
                           Facsimile No.: (441) 296-6162
                           Attn: Gerald L. Radke

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178
                           Facsimile No.: (212) 309-6273
                           Attn: Nancy Corbett, Esq.

         (b) All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 6.4, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 6.4, be deemed given upon facsimile confirmation, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 6.4, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section 6.4, be deemed given on the earlier of the first Business Day following the date sent by such nationally recognized overnight courier or upon receipt. Any party hereto may from time to time change its address, facsimile number or other information for the purpose of notices to such party by giving notice specifying such change to the other parties hereto.

6.5 Rule 144. So long as Company is subject to the reporting requirements under the Exchange Act, it shall comply with such requirements so as to permit sales of Registrable Securities by the holders thereof pursuant to Rule 144 under the Securities Act.

6.6 Headings; Certain Conventions. The headings used in this Investment Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

6.7 Invalid Provisions. If any provision of this Investment Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Investment Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Investment Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Investment Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Investment Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

6.8 Governing Law. This Investment Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

6.9 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE OPERATIVE AGREEMENTS OR ANY DOCUMENTS RELATED HERETO.

6.10 Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York located in New York County and the United States Federal District Court of the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided however, that such consent to jurisdiction is solely for the purpose referred to in this
     Section 6.10 and shall not be deemed to be a general submission to the jurisdiction of said Courts other than for such purpose.

6.11 Counterparts. This Investment Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



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

6.12 Entire Agreement. This Investment Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof, and in the event of any conflict between this Agreement and the Bye-Laws of the Company, this Agreement shall govern.


                            [Signature page follows]




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


         IN WITNESS WHEREOF, the parties have executed this Investment Agreement as of the date first written above.

                                      PXRE GROUP LTD.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                                           By: Capital Z Partners, L.P.,
                                           its general partner
                                           By: Capital Z Partners, Ltd.,
                                           its general partner


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      CAPITAL Z FINANCIAL SERVICES PRIVATE FUND
                                      II, L.P.
                                           By: Capital Z Partners, L.P.,
                                           its general partner
                                           By: Capital Z Partners, Ltd.,
                                           its general partner


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      RESERVOIR CAPITAL PARTNERS, L.P.
                                            By: Reservoir Capital Group, L.L.C.,
                                            its sole general partner

                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      RESERVOIR CAPITAL MASTER FUND, L.P.
                                            By: Reservoir Capital Group, L.L.C.,
                                            its sole general partner

                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                                  ------------------------------

                                                  Richard E. Rainwater




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